UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                   ----------

                     TEMPLETON EMERGING MARKETS INCOME FUND
                   -----------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.

FEBRUARY 28, 2010

SEMIANNUAL REPORT

                                    (GRAPHIC)

                                                                    FIXED INCOME

                           TEMPLETON EMERGING MARKETS
                                   INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

SEMIANNUAL REPORT
Templeton Emerging Markets Income Fund ....................................    1
Performance Summary .......................................................    7
Important Notice to Shareholders ..........................................    8
Financial Highlights and Statement of Investments .........................   10
Financial Statements ......................................................   17
Notes to Financial Statements .............................................   20
Annual Meeting of Shareholders ............................................   29
Dividend Reinvestment and Cash Purchase Plan ..............................   30
Shareholder Information ...................................................   33

Semiannual Report

Templeton Emerging Markets Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

GEOGRAPHIC BREAKDOWN*
Based on Total Net Assets as of 2/28/10

                                   (BAR CHART)

Americas               41.0%
Asia Pacific           25.1%
Other Europe           14.2%
Middle East & Africa   10.3%
Supranational**         5.1%
EMU***                  2.5%
Other Net Assets        1.8%

* The Geographic Breakdown is a snapshot of the Fund on 2/28/10 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

** The Fund's supranational investments were denominated in the Ghanaian cedi, Mexican peso and U.S. dollar.

***  The Fund's EMU investment were in Luxembourg and the Netherlands.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Income Fund delivered cumulative total returns of +12.02% based on market price and +13.61% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which posted a cumulative total return of +8.42% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 7.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Country and regional bond market returns are based on subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                              Semiannual Report | 1

CURRENCY BREAKDOWN
2/28/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  94.2%
U.S. Dollar               79.9%
Brazilian Real            12.6%
Mexican Peso               1.4%
Peruvian Nuevo Sol         0.3%
ASIA PACIFIC               4.7%
Indonesian Rupiah         11.5%
Sri Lankan Rupee           2.0%
South Korean Won           0.9%
Malaysian Ringgit          0.6%
Japanese Yen*            -10.3%
MIDDLE EAST & AFRICA       0.9%
Ghanaian Cedi              0.9%
EUROPE                     0.2%
Polish Zloty               0.8%
Euro*                     -0.6%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, the global economic recovery took hold and strengthened. For most countries, economic growth reached its low point in 2009's second quarter, and the subsequent rebound in activity benefited many bond and currency markets. Improved economic growth in the U.S., eurozone and Japan was accompanied by contained inflationary pressures, which allowed major central banks to leave interest rates at very low levels and maintain ample liquidity. Meanwhile, China and India were among the first countries to begin tightening liquidity conditions through raising reserve requirements.

During the period, differentiation in recovery strength increased across regions and countries. For example, U.S. gross domestic product (GDP) rose 0.1% year-over-year in 2009's fourth quarter, while Japan's contracted 0.4% and the eurozone's shrank 2.1%.(2) However, the positive figure recorded in the U.S. was meager compared with growth rates outside developed economies. Real GDP for the same period rose 10.7% in China year-over-year, in India and South Korea, 6.0%, in Brazil, 4.3%, and in Poland, 3.1%.(3)

Although increased government spending and financial sector bailouts helped mitigate the recession's severity in developed economies like those of the U.S. and Europe, the fiscal deterioration led to upward pressure on public debt ratios. The International Monetary Fund estimated in its October 2009 World Economic Outlook that the debt-to-GDP ratio of developed G-20 countries would rise from 78% in 2007 to nearly 107% by 2010 while the corresponding debt ratio of emerging G-20 countries would rise from 37% to nearly 40% over the same time.(4) Increased investor and institutional scrutiny of sovereign debt sustainability in several eurozone economies led to euro weakness and rising interest rate spreads for those governments.

Concerns about developed economies' sovereign credit fundamentals had limited spillover into emerging markets. Additionally, ample liquidity supported by low interest rates maintained by many major central banks underpinned capital flows to emerging markets given comparatively better economic growth dynamics, interest rate prospects and credit fundamentals.

(2.) Sources: Economic and Social Research Institute (Japan); Eurostat
     (eurozone).

(3.) Sources: National Bureau of Statistics (China); India Central Statistical
     Organization; Bank of Korea (South Korea); IBGE (Brazil); Polish Statistics Office.

(4.) The G-20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                              2 | Semiannual Report

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk.

MANAGER'S DISCUSSION

Against a backdrop of an ongoing global economic recovery, emerging debt markets performed well during the six months under review. Growth in emerging market economies was supported by a recovery in external demand as trading partners exited recession and commodity prices rebounded. In addition to an improved economic outlook from stabilization to growth, risk premiums declined. Largely as a result, most of the Fund's positions generated positive performance during the reporting period. U.S. dollar-denominated emerging market debt posted a six-month total return of +8.42% as measured by the JPM EMBIG.(5) Sovereign interest rate spreads over U.S. Treasuries fell from 389 basis points (bps; 100 basis points equal one percentage point) at the beginning of the period to 311 bps at period-end as emerging market credit yields declined and the U.S. Treasury yield steepened.(6)

Local emerging bond markets also performed well as yields declined and most Latin American and Asian currencies appreciated against the U.S. dollar. The JPM Global Bond Index-Emerging Markets (GBI-EM) rose 6.43% during the period.(6) Fund positioning in local emerging bond markets, however, contributed to performance relative to the JPM EMBIG given strong performance from holdings in Indonesia, Mexico and Brazil. The Fund was underweighted in hard currency-denominated emerging market sovereign debt; however, the Fund's sovereign bond positioning generated overall neutral results relative to the JPM EMBIG. Although emerging market sovereign bond spreads narrowed from crisis-driven levels, we continued to find value in the sector as the slower growth environment created financing needs in some countries with solid credit fundamentals that have not issued bonds in several years.

TOP 10 COUNTRIES
2/28/10

                % OF TOTAL
                NET ASSETS
                ----------
Brazil            13.3%
Indonesia         11.5%
Argentina          8.2%
Venezuela          6.7%
Kazakhstan         6.5%
Supranational      5.1%
Iraq               4.8%
Russia             4.7%
Ukraine            4.5%
South Africa       2.8%

LATIN AMERICA

Among the Fund's Latin American hard currency positions, Argentina returned +19.51% and Peru had a return of +8.23%.(1) The Fund had no hard currency exposure to Brazil, which underperformed the JPM EMBIG during the period; however, we had exposure to the country's local currency

(5.) Source: (C) 2010 Morningstar. See footnote 1 for a description of the JPM
     EMBIG.

(6). Source: J.P. Morgan. The JPM GBI-EM tracks total returns for liquid, fixed-rate, local currency emerging market government bonds. Local and regional bond market returns are based on subindexes of the JPM GBI-EM.


                              Semiannual Report | 3
market. Brazil experienced a relatively shallow recession compared with other economies, and growth expectations for the remainder of 2010 rose. The primary fiscal balance (without interest costs) remained in surplus, which provided the country a fiscal cushion heading into an election year. Although the central bank left interest rates unchanged, long-term government bond yields fell slightly. Brazil's bond market returned +13.47% in unhedged U.S. dollar terms during the six months under review.(6) The Fund benefited from duration exposure in Mexico where long-term bond yields fell 56 bps from 8.16% to 7.60%. Mexico's economic recovery was relatively weak, with fourth quarter 2009 GDP contracting an annualized 2.3%, supporting disinflation, or a slowdown in the rate of price increases.(7) Additionally, Mexico passed fiscal reform legislation to increase budget revenues and help secure fiscal stability. The Fund's Mexico exposure was largely hedged, and Mexico returned +6.56% in local currency terms during the period.(6)

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

EUROPE, MIDDLE EAST, AFRICA (EMEA)

The Fund's exposure to the EMEA region was largely in hard currency-denominated sovereign and corporate credit securities. The Fund's performance was aided by overweighted exposure to Iraq and Kazakhstan. As oil producers, the countries benefited from rising oil prices during the period. Iraq returned +17.20%, while Kazakhstan returned +20.60%.(1) Ukrainian sovereign bonds returned +8.33%, slightly less than the overall JPM EMBIG; therefore, the Fund's overweighted position detracted from results.(1) The Ukrainian bond market's positive performance during the period was notable given a deep economic contraction as the country's IMF-led lending program stalled in the run-up to presidential elections in early 2010. However, Ukraine had a relatively low public sector debt burden, and confidence returned to the country's bond market as political uncertainty eased following the election due in part to improved prospects for better government policy coordination. The Fund had exposure to Russia, which returned +13.60% during the period; however, the Fund's underweighted position detracted from performance relative to the JPM EMBIG.(1) Russia also benefited from higher oil prices as they remained significantly above levels assumed in the country's 2010 budget preparations, which indicated that the government would not need to borrow as heavily in international markets as originally proposed. The Fund also had exposure to South Africa, which returned +5.43%, underperforming the JPM EMBIG.(1) The Fund's slightly overweighted position in the country detracted from relative results.

(7.) Source: National Institute of Statistics and Geography.


                              4 | Semiannual Report

ASIA

Asia's positive growth differential over other advanced economies and its prospects for an earlier increase in interest rates attracted capital inflows during the period. In addition, the region's balance of payment positions remained supportive as evidenced by its reserve accumulation. We held exposure to the Indonesian rupiah, South Korean won and Malaysian ringgit, which rose 7.98%, 7.67% and 3.41%, respectively, versus the U.S. dollar during the reporting period.(8) Additionally, the Fund had exposure to the Indonesian local bond market because we believed there were prospects for a drop in the risk premium embedded in government bonds over the medium term. During the six months under review, the country's long-term bond yields fell 66 bps from 10.51% to 9.85%, and Indonesia's bond market returned +7.21% in unhedged U.S. dollar terms.(6) The central bank left interest rates unchanged despite inflation's falling to its lowest level in a decade by year-end 2009, highlighting the country's commitment to lower inflation over the medium term. Real GDP rose an annualized 5.4% in 2009's fourth quarter, supported by recovering exports, increasing investment and stable private consumption trends.9 Standard & Poor's (S&P) raised its outlook from stable to positive for Indonesia's BB+ sovereign credit rating. The improved outlook was due in part to the country's continued prudent approach to fiscal and debt management and its steady reserve accumulation. Elsewhere in the region, the Fund held sovereign credit exposure to the Philippines and Pakistan, which returned +6.43% and +5.81%.1 Because the countries' market returns lagged the JPM EMBIG during the period, the Fund's underweighted Philippines exposure helped relative results, while its overweighted Pakistan exposure detracted slightly.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(8.) Source: IDC/Exshare.

(9.) Source: Budan Pusat Statistik Indonesia.


                              Semiannual Report | 5

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             6 | Semiannual Report

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TEI                                       CHANGE   2/28/10   8/31/09
-----------                                       ------   -------   -------
Net Asset Value (NAV)                             +$1.22    $15.04    $13.82
Market Price (NYSE)                               +$0.96    $14.07    $13.11
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                         $0.5500
Short-Term Capital Gain                 $0.0042
Long-Term Capital Gain                  $0.0706
   TOTAL                                $0.6248

PERFORMANCE

                                        6-MONTH   1-YEAR   5-YEAR   10-YEAR
                                        -------   ------   ------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)            +13.61%   +53.46%  +62.06%  +201.51%
   Based on change in market price(3)   +12.02%   +84.17%  +57.16%  +290.83%
Average Annual Total Return(1)
   Based on change in NAV(2)            +13.61%   +53.46%  +10.14%   +11.67%
   Based on change in market price(3)   +12.02%   +84.17%   +9.46%   +14.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                              Semiannual Report | 7

Important Notice to Shareholders

The portfolio manager is assisted by a team of research analysts who provide recommendations regarding investment opportunities for the Fund. Investment decisions regarding the Fund's investments are made by the portfolio manager in consultation with the analysts. The analysts assisting the Fund's portfolio manager are as follows: Laura Burakreis and Marco Freire.

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

EXCHANGE-TRADED PUT AND CALL OPTIONS ON INTEREST RATE/BOND FUTURES

The Fund may purchase options on interest rate/bond futures to help hedge the Fund's risk of potentially rising interest rates. An option on an interest rate or bond futures contract is an exchange-traded contract in which a seller grants to a buyer the right (but not the obligation) to buy or sell a futures contract. The buyer pays the seller a premium for the option. Contract standardization, together with the clearing corporation guarantee, facilitates options trading. A buyer or seller of an exchange-traded option can liquidate an open position in an option before expiration by making an offsetting transaction. For example, the holder of a put option can liquidate his position by selling a put with the same strike price and expiration date. As with futures contracts, most positions in standardized options are liquidated with an offsetting transaction before the expiration date rather than being held for the purpose of selling or buying the underlying instrument. The net profit or loss in an option transaction is determined by the difference between the premium originally paid and the price received when it is sold.

Similar to futures, options on futures trade on exchanges designated as contract markets. They provide transparent pricing/valuation and the elimination of counterparty risk. Unlike futures contracts, buyers of options are not required to deposit funds in a margin account because their risk of loss is limited to the premium paid for the option.


                              8 | Semiannual Report

If the investment manager's judgment regarding the general direction of market prices or interest rates is incorrect, the Fund's overall performance would be negatively impacted. When options on futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying asset(s) on which the options on futures contracts are based and movements in the prices of the assets sought to be hedged. Adverse market movements could cause the Fund to experience substantial losses. Futures contracts that are traded on foreign exchanges, as well as options on such contracts, may not be as liquid as those purchased on Commodity Futures Trading Commission-designated contract markets.


                              Semiannual Report | 9

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS

                                                         SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                        FEBRUARY 28, 2010   ----------------------------------------------------
                                                            (UNAUDITED)       2009       2008       2007       2006       2005
                                                        -----------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  13.82        $  14.45   $  14.76   $  14.63   $  13.75   $  13.23
                                                            --------        --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(a) .........................           0.56            1.03       1.08       1.00       0.89       0.82
   Net realized and unrealized gains (losses) .......           1.28           (0.22)     (0.05)      0.25       0.90       0.70
                                                            --------        --------   --------   --------   --------   --------
Total from investment operations ....................           1.84            0.81       1.03       1.25       1.79       1.52
                                                            --------        --------   --------   --------   --------   --------
Less distributions from:
   Net investment income and net realized foreign
      currency gains ................................          (0.55)          (1.36)     (1.34)     (1.12)     (0.91)     (1.00)
   Net realized gains ...............................          (0.07)          (0.08)        --         --         --         --
                                                            --------        --------   --------   --------   --------   --------
Total distributions .................................          (0.62)          (1.44)     (1.34)     (1.12)     (0.91)     (1.00)
                                                            --------        --------   --------   --------   --------   --------
Net asset value, end of period ......................       $  15.04        $  13.82   $  14.45   $  14.76   $  14.63   $  13.75
                                                            ========        ========   ========   ========   ========   ========
Market value, end of period(b) ......................       $  14.07        $  13.11   $  14.21   $  13.52   $  13.49   $  13.32
                                                            ========        ========   ========   ========   ========   ========
Total return (based on market value per share)(c) ...          12.02%           6.57%     15.84%      8.39%      8.71%     11.74%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) .........................................           1.17%           1.20%      1.19%      1.17%      1.22%      1.21%
Net investment income ...............................           7.61%           8.59%      7.30%      6.63%      6.29%      5.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $712,009        $653,992   $684,152   $698,702   $692,469   $650,806
Portfolio turnover rate .............................          10.56%          34.03%     25.04%     36.26%     23.68%     53.16%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for period less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             10 | Semiannual Report

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                                           PRINCIPAL AMOUNT(a)         VALUE
                                                                                          ---------------------   ---------------
       BONDS 95.5%
       ARGENTINA 8.2%
       Government of Argentina,
   (b)    GDP Linked Securities, 12/15/35 .............................................       219,745,000         $    12,767,183
(c, d)    senior bond, FRN, 0.389%, 8/03/12 ...........................................       140,605,000              45,696,625
                                                                                                                  ---------------
                                                                                                                       58,463,808
                                                                                                                  ---------------
       BOSNIA & HERZEGOVINA 0.9%
   (c) Government of Bosnia & Herzegovina, FRN, 1.813%, 12/11/17 ......................         6,059,555   EUR         6,352,798
                                                                                                                  ---------------
       BRAZIL 13.3%
   (e) Centrais Eletricas Brasileiras SA, senior note, 144A, 6.875%, 7/30/19 ..........         4,150,000               4,419,750
       Nota Do Tesouro Nacional,
          10.00%, 1/01/12 .............................................................            30,950(f)BRL        16,680,199
          10.00%, 1/01/14 .............................................................            20,000(f)BRL        10,309,681
          10.00%, 1/01/17 .............................................................            46,400(f)BRL        22,605,884
   (g) Index Linked, 6.00%, 5/15/15 ...................................................            22,055(f)BRL        22,542,826
   (g) Index Linked, 6.00%, 5/15/45 ...................................................            17,820(f)BRL        17,982,443
                                                                                                                  ---------------
                                                                                                                       94,540,783
                                                                                                                  ---------------
       COLOMBIA 1.3%
       Government of Colombia,
          senior bond, 11.75%, 2/25/20 ................................................         4,255,000               6,191,238
          senior note, 7.375%, 3/18/19 ................................................         3,000,000               3,450,000
                                                                                                                  ---------------
                                                                                                                        9,641,238
                                                                                                                  ---------------
       CROATIA 1.2%
   (e) Government of Croatia, 144A, 6.75%, 11/05/19 ...................................         7,920,000               8,296,200
                                                                                                                  ---------------
       EL SALVADOR 0.4%
   (e) Government of El Salvador, 144A, 7.65%, 6/15/35 ................................         2,650,000               2,729,500
                                                                                                                  ---------------
       FIJI 1.7%
       Republic of Fiji, 6.875%, 9/13/11 ..............................................        12,360,000              12,174,600
                                                                                                                  ---------------
       GEORGIA 1.0%
       Government of Georgia, 7.50%, 4/15/13 ..........................................         6,950,000               7,210,625
                                                                                                                  ---------------
       GHANA 0.8%
   (h) Government of Ghana, Reg S, 8.50%, 10/04/17 ....................................         5,300,000               5,571,625
                                                                                                                  ---------------
       HUNGARY 0.5%
       Government of Hungary,
          3.50%, 7/18/16 ..............................................................           190,000   EUR           243,838
          4.375%, 7/04/17 .............................................................           560,000   EUR           744,708
          5.75%, 6/11/18 ..............................................................         1,255,000   EUR         1,767,460
          senior note, 3.875%, 2/24/20 ................................................           535,000   EUR           660,896
                                                                                                                  ---------------
                                                                                                                        3,416,902
                                                                                                                  ---------------
       INDIA 0.5%
(c, e) ICICI Bank Ltd., sub. bond, 144A, FRN, 6.375%, 4/30/22 .........................         4,100,000               3,775,756
                                                                                                                  ---------------

                             Semiannual Report | 11

Templeton Emerging Markets Income Fund

                                                                                           PRINCIPAL AMOUNT(a)         VALUE
                                                                                          ---------------------   ---------------
       BONDS (CONTINUED)
       INDONESIA 11.5%
       Government of Indonesia,
          FR26, 11.00%, 10/15/14 ......................................................   120,832,000,000   IDR   $    14,236,608
          FR28, 10.00%, 7/15/17 .......................................................    18,800,000,000   IDR         2,120,805
          FR31, 11.00%, 11/15/20 ......................................................   132,050,000,000   IDR        15,240,630
          FR36, 11.50%, 9/15/19 .......................................................    40,000,000,000   IDR         4,792,448
          FR40, 11.00%, 9/15/25 .......................................................   387,140,000,000   IDR        43,228,323
          FR46, 9.50%, 7/15/23 ........................................................     3,200,000,000   IDR           322,868
          FR47, 10.00%, 2/15/28 .......................................................    12,210,000,000   IDR         1,247,470
          FR48, 9.00%, 9/15/18 ........................................................     5,450,000,000   IDR           569,205
                                                                                                                  ---------------
                                                                                                                       81,758,357
                                                                                                                  ---------------
       IRAQ 4.8%
       Government of Iraq,
   (e)    144A, 5.80%, 1/15/28 ........................................................        41,800,000              32,737,760
   (h)    Reg S, 5.80%, 1/15/28 .......................................................         1,675,000               1,311,860
                                                                                                                  ---------------
                                                                                                                       34,049,620
                                                                                                                  ---------------
       KAZAKHSTAN 6.5%
       HSBK (Europe) BV,
   (e)    144A, 7.25%, 5/03/17 ........................................................         4,305,000               4,025,175
   (h)    Reg S, 7.25%, 5/03/17 .......................................................        21,730,000              20,151,856
   (e) Kazmunaigaz Finance Sub BV, 144A, 9.125%, 7/02/18 ..............................        19,200,000              21,888,000
                                                                                                                  ---------------
                                                                                                                       46,065,031
                                                                                                                  ---------------
       LITHUANIA 1.6%
   (e) Government of Lithuania, 144A,
          6.75%, 1/15/15 ..............................................................         7,750,000               8,195,625
          7.375%, 2/11/20 .............................................................         3,400,000               3,531,750
                                                                                                                  ---------------
                                                                                                                       11,727,375
                                                                                                                  ---------------
       LUXEMBOURG 0.8%
   (e) RSHB Capital SA, 144A, 9.00%, 6/11/14 ..........................................         4,880,000               5,551,000
                                                                                                                  ---------------
       MEXICO 2.4%
       Alestra SA, senior note, 11.75%, 8/11/14 .......................................           700,000                 792,865
       Government of Mexico, M 20, 7.50%, 6/03/27 .....................................         2,248,000(i)MXN        16,619,809
                                                                                                                  ---------------
                                                                                                                       17,412,674
                                                                                                                  ---------------
       NETHERLANDS 1.7%
       Rabobank Nederland, senior note, 8.75%, 1/24/17 ................................       157,900,000   MXN        12,425,106
                                                                                                                  ---------------
       PAKISTAN 1.8%
   (e) Government of Pakistan, 144A, 6.875%, 6/01/17 ..................................        15,000,000              12,675,000
                                                                                                                  ---------------
       PANAMA 0.5%
       Government of Panama, 6.70%, 1/26/36 ...........................................         3,339,000               3,564,383
                                                                                                                  ---------------


                             12 | Semiannual Report

Templeton Emerging Markets Income Fund

                                                                                          PRINCIPAL AMOUNT(a)        VALUE
                                                                                          -------------------   ---------------
       BONDS (CONTINUED)
       PERU 2.8%
       Government of Peru, 8.75%, 11/21/33 ............................................      12,550,000         $    16,299,940
   (e) Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
          144A, zero cpn., 5/31/18 ....................................................       4,271,968               3,318,661
                                                                                                                ---------------
                                                                                                                     19,618,601
                                                                                                                ---------------
       PHILIPPINES 0.6%
   (h) Government of the Philippines, Reg S, 8.75%, 10/07/16 ..........................       3,750,000               4,606,875
                                                                                                                ---------------
       POLAND 0.8%
       Government of Poland, 6.25%, 10/24/15 ..........................................      15,380,000   PLN         5,512,353
                                                                                                                ---------------
       RUSSIA 4.7%
   (h) Alfa MTN Markets Ltd. for ABH Financial Ltd., Reg S, 8.20%, 6/25/12 ............       1,575,000               1,614,375
   (h) Gaz Capital SA, senior bond, Reg S, 8.146%, 4/11/18 ............................       6,000,000               6,510,600
   (e) Gazprom, secured note, 144A, 7.51%, 7/31/13 ....................................       4,550,000               4,897,998
   (h) Government of Russia, senior bond, Reg S, 7.50%, 3/31/30 .......................       5,010,200               5,693,341
       LUKOIL International Finance BV,
   (e)    144A, 6.356%, 6/07/17 .......................................................         890,000                 898,900
   (e)    144A, 6.656%, 6/07/22 .......................................................       4,540,000               4,369,750
   (h)    Reg S, 6.356%, 6/07/17 ......................................................       2,300,000               2,311,348
   (h)    Reg S, 6.656%, 6/07/22 ......................................................       3,970,000               3,796,794
   (e) TNK-BP Finance SA, senior bond, 144A, 7.25%, 2/02/20 ...........................       1,190,000               1,183,128
   (e) VTB Capital SA, senior note, 144A, 6.25%, 6/30/35 ..............................       2,400,000               2,364,000
                                                                                                                ---------------
                                                                                                                     33,640,234
                                                                                                                ---------------
       SOUTH AFRICA 2.8%
(c, e) Edcon Holdings, 144A, FRN, 6.214%, 6/15/15 .....................................       5,500,000   EUR         4,343,344
   (c) Edcon Proprietary Ltd., senior secured note,
   (e)    144A, FRN, 3.964%, 6/15/14 ..................................................       3,500,000   EUR         3,335,797
   (h)    Reg S, FRN, 3.964%, 6/15/14 .................................................       2,100,000   EUR         2,001,479
       Government of South Africa,
          4.50%, 4/05/16 ..............................................................       4,000,000   EUR         5,479,649
          senior note, 5.875%, 5/30/22 ................................................       5,000,000               5,021,875
                                                                                                                ---------------
                                                                                                                     20,182,144
                                                                                                                ---------------
       SRI LANKA 2.5%
       Government of Sri Lanka,
   (e)    144A, 7.40%, 1/22/15 ........................................................       3,500,000               3,648,750
          A, 12.00%, 7/15/11 ..........................................................      51,840,000   LKR           464,314
          A, 8.50%, 1/15/13 ...........................................................     312,300,000   LKR         2,580,962
          A, 13.50%, 2/01/13 ..........................................................     303,200,000   LKR         2,806,957
          A, 11.25%, 7/15/14 ..........................................................     354,200,000   LKR         3,044,201
          A, 11.00%, 8/01/15 ..........................................................     607,700,000   LKR         5,258,443
                                                                                                                ---------------
                                                                                                                     17,803,627
                                                                                                                ---------------


                             Semiannual Report | 13

Templeton Emerging Markets Income Fund

                                                                                          PRINCIPAL AMOUNT(a)        VALUE
                                                                                          -------------------   ---------------
       BONDS (CONTINUED)
   (j) SUPRANATIONAL 5.1%
       African Development Bank, senior note, 340, 25.50%, 6/24/11 ....................       8,200,000   GHS   $     6,467,389
       Corporacion Andina De Fomento, 8.125%, 6/04/19 .................................       4,550,000               5,294,087
       Inter-American Development Bank, senior note, 7.50%, 12/05/24 ..................     355,000,000   MXN        24,451,919
                                                                                                                ---------------
                                                                                                                     36,213,395
                                                                                                                ---------------
       TRINIDAD AND TOBAGO 0.8%
       Petro Co. of Trinidad and Tobago Ltd., senior note,
   (e)    144A, 9.75%, 8/14/19 ........................................................       4,500,000               5,130,000
   (h)    Reg S, 9.75%, 8/14/19 .......................................................         210,000                 239,400
                                                                                                                ---------------
                                                                                                                      5,369,400
                                                                                                                ---------------
       UKRAINE 4.5%
   (e) City of Kiev, 144A, 8.625%, 7/15/11 ............................................      22,400,000              20,384,000
   (e) Government of the Ukraine, 144A, 7.65%, 6/11/13 ................................      11,948,000              11,470,080
                                                                                                                ---------------
                                                                                                                     31,854,080
                                                                                                                ---------------
       UNITED ARAB EMIRATES 0.9%
   (e) DP World Ltd., 144A, 6.85%, 7/02/37 ............................................       8,080,000               6,201,400
                                                                                                                ---------------
       UNITED STATES 1.9%
       General Electric Capital Corp., senior note, A, 8.50%, 4/06/18 .................     185,000,000   MXN        13,408,641
                                                                                                                ---------------
       VENEZUELA 6.7%
       Government of Venezuela,
          10.75%, 9/19/13 .............................................................       3,800,000               3,565,540
(c, h)    Reg S, FRN, 1.249%, 4/20/11 .................................................         800,000                 731,640
   (h)    senior bond, Reg S, 5.375%, 8/07/10 .........................................         870,000                 863,575
       Petroleos de Venezuela SA,
          senior bond, zero cpn., 7/10/11 .............................................      40,385,000              35,033,988
          senior sub. bond, 4.90%, 10/28/14 ...........................................      11,800,000               7,699,500
                                                                                                                ---------------
                                                                                                                     47,894,243
                                                                                                                ---------------
       TOTAL BONDS (COST $643,967,351) ................................................                             679,707,374
                                                                                                                ---------------

                                                                                                 SHARES
                                                                                          -------------------
       SHORT TERM INVESTMENTS (COST $19,202,926) 2.7%
       MONEY MARKET FUNDS 2.7%
       UNITED STATES 2.7%
   (k) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ....................            19,202,926        19,202,926
                                                                                                                ---------------
       TOTAL INVESTMENTS (COST $663,170,277) 98.2% ....................................                             698,910,300
       OTHER ASSETS, LESS LIABILITIES 1.8% ............................................                              13,098,956
                                                                                                                ---------------
       NET ASSETS 100.0% ..............................................................                         $   712,009,256
                                                                                                                ===============


                             14 | Semiannual Report

Templeton Emerging Markets Income Fund

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) Security is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. Security entitles the holder to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of this GDP linked security.

(c)  The coupon rate shown represents the rate at period end.

(d) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $179,371,324, representing 25.19% of net assets.

(f)  Principal amount is stated in 1,000 Brazilian Real units.

(g)  Redemption price at maturity is adjusted for inflation. See Note 1(e).

(h) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $55,404,768, representing 7.78% of net assets.

(i)  Principal amount is stated in 100 Mexican Peso Units.

(j) A supranational organization is an entity formed by two or more central governments through international treaties.

(k) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At February 28, 2010 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                            SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT     DATE     APPRECIATION  DEPRECIATION
--------                ------------  ----  -------------  ---------------  ----------  ------------  ------------
Euro .................      DBAB      Sell      7,600,000    $10,313,656      3/29/10     $     --     $ (33,616)
Peruvian Nuevo Sol ...      DBAB       Buy      5,367,447      1,749,032      5/18/10      133,870            --
Mexican Peso .........      DBAB      Sell     67,925,352      4,869,725      6/09/10           --      (380,285)
Malaysian Ringgit ....      DBAB       Buy      2,499,000        694,553      7/16/10       34,769            --
Malaysian Ringgit ....      DBAB       Buy      3,942,000      1,103,954      7/20/10       46,273            --
Malaysian Ringgit ....      DBAB       Buy      4,793,000      1,353,572      7/23/10       44,758            --
Malaysian Ringgit ....      JPHQ       Buy      5,039,000      1,419,437      7/27/10       50,373            --
Euro .................      UBSW      Sell      2,260,000      3,185,809      8/20/10      110,136            --
Euro .................      DBAB      Sell      2,260,000      3,192,024      8/20/10      116,351            --
Euro .................      BZWS      Sell      2,260,000      3,193,493      8/20/10      117,820            --
Mexican Peso .........      DBAB      Sell     74,700,583      5,514,993      8/27/10           --      (200,238)
Euro .................      DBAB      Sell        725,485      1,052,751      9/10/10       65,504            --
Euro .................      UBSW      Sell        362,390        528,275      9/13/10       35,135            --
Mexican Peso .........      DBAB      Sell     13,012,157        925,862      9/15/10           --       (67,125)
Euro .................      DBAB      Sell        688,058      1,011,032      9/22/10       74,757            --
Mexican Peso .........      DBAB      Sell     39,897,968      2,806,119     10/04/10           --      (230,792)
Mexican Peso .........      CITI      Sell     11,801,000        868,935     12/02/10           --       (22,235)
South Korean Won .....      JPHQ       Buy  7,297,662,505      6,285,670     12/08/10           --       (18,444)
Mexican Peso .........      CITI      Sell     34,649,958      2,559,081     12/15/10           --       (53,002)
Japanese Yen .........      BZWS      Sell  1,248,860,000     13,706,791      1/07/11           --      (389,769)
Japanese Yen .........      CITI      Sell    624,500,000      6,853,449      1/07/11           --      (195,621)
Japanese Yen .........      UBSW      Sell    624,380,000      6,853,411      1/07/11           --      (194,305)
Japanese Yen .........      HSBC      Sell    627,090,000      6,853,443      1/11/11           --      (225,418)
Japanese Yen .........      DBAB      Sell    626,420,000      6,853,386      1/11/11           --      (217,911)
Euro .................      BZWS      Sell      2,573,500      3,703,267      1/12/11      202,439            --
Japanese Yen .........      HSBC      Sell    993,800,000     10,835,623      1/13/11           --      (383,257)
Japanese Yen .........      BZWS      Sell    986,330,000     10,835,636      1/14/11           --      (299,135)


                             Semiannual Report | 15

Templeton Emerging Markets Income Fund

                                                                    SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY          COUNTERPARTY  TYPE    QUANTITY   CONTRACT AMOUNT     DATE     APPRECIATION  DEPRECIATION
--------          ------------  ----  -----------  ---------------  ----------  ------------  ------------
Japanese Yen ...     UBSW       Sell  784,550,000    $ 8,668,544      1/14/11    $       --   $  (188,314)
Euro ...........     BZWS       Sell    2,547,416      3,593,308      1/26/11       128,037            --
Euro ...........     DBAB       Sell      180,829        247,320      2/22/11         1,347            --
Mexican Peso ...     DBAB       Sell  519,508,615     38,666,279      2/22/11            --      (137,980)
                                                                                 ----------   -----------
   Unrealized appreciation
      (depreciation) .........................................................    1,161,569    (3,237,447)
                                                                                 ----------   -----------
       Net unrealized appreciation
          (depreciation) .....................................................                $(2,075,878)
                                                                                              ===========

At February 28, 2010, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

                  PAY/RECEIVE   FIXED                     NOTIONAL       EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY     FLOATING RATE   RATE   FLOATING RATE     AMOUNT(a)         DATE     APPRECIATION  DEPRECIATION
------------     -------------  -----  ---------------  -----------      ----------  ------------  ------------
MLCO ..........       Pay       9.03%   MXN Interbank
                                        Equilibrium
                                        Interest Rate   241,000,000 MXN    8/17/18    $1,517,377        $--
MLCO ..........       Pay       9.10%   MXN Interbank
                                        Equilibrium
                                        Interest Rate    80,000,000 MXN    8/04/28       447,729         --
                                                                                       ---------        ---
   Unrealized appreciation
      (depreciation) ..............................................................    1,965,106         --
                                                                                      ----------        ---
      Net unrealized appreciation (depreciation) ..................................   $1,965,106
                                                                                      ==========

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 28.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Feburary 28, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................   $643,967,351
      Cost - Sweep Money Fund (Note 7) ..........................     19,202,926
                                                                    ------------
      Total cost of investments .................................   $663,170,277
                                                                    ============
      Value - Unaffiliated issuers ..............................   $679,707,374
      Value - Sweep Money Fund (Note 7) .........................     19,202,926
                                                                    ------------
      Total value of investments ................................    698,910,300
   Cash .........................................................      2,060,000
   Foreign currency, at value (cost $232,438) ...................        241,701
   Receivables:
      Investment securities sold ................................        792,069
      Interest ..................................................     12,649,313
   Due from brokers .............................................        309,000
   Unrealized appreciation on forward exchange contracts ........      1,161,569
   Unrealized appreciation on swap contracts ....................      1,965,106
                                                                    ------------
         Total assets ...........................................    718,089,058
                                                                    ------------
Liabilities:
   Payables to affiliates .......................................        537,513
   Due to brokers ...............................................      2,060,000
   Unrealized depreciation on forward exchange contracts ........      3,237,447
   Accrued expenses and other liabilities .......................        244,842
                                                                    ------------
         Total liabilities ......................................      6,079,802
                                                                    ------------
            Net assets, at value ................................   $712,009,256
                                                                    ============
Net assets consist of:
   Paid-in capital ..............................................   $661,118,506
   Undistributed net investment income ..........................      9,069,373
   Net unrealized appreciation (depreciation) ...................     35,635,179
   Accumulated net realized gain (loss) .........................      6,186,198
                                                                    ------------
            Net assets, at value ................................   $712,009,256
                                                                    ============
Shares outstanding ..............................................     47,338,848
                                                                    ============
Net asset value per share .......................................   $      15.04
                                                                    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

Investment income:
   Interest (net of foreign taxes withheld of $448,221) .........   $30,376,161
                                                                    -----------
Expenses:
   Management fees (Note 3a) ....................................     2,926,347
   Administrative fees (Note 3b) ................................       518,843
   Transfer agent fees ..........................................       324,970
   Custodian fees (Note 4) ......................................       134,196
   Reports to shareholders ......................................        30,681
   Registration and filing fees .................................        24,206
   Professional fees ............................................        31,547
   Trustees' fees and expenses ..................................        35,332
   Other ........................................................        25,453
                                                                    -----------
         Total expenses .........................................     4,051,575
         Expense reductions (Note 4) ............................          (329)
                                                                    -----------
            Net expenses ........................................     4,051,246
                                                                    -----------
               Net investment income ............................    26,324,915
                                                                    -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................    13,974,447
      Foreign currency transactions .............................     1,367,459
      Swap contracts ............................................     3,649,134
                                                                    -----------
            Net realized gain (loss) ............................    18,991,040
                                                                    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................    47,746,413
      Translation of other assets and liabilities denominated
         in foreign currencies ..................................    (5,467,945)
                                                                    -----------
            Net change in unrealized appreciation
               (depreciation) ...................................    42,278,468
                                                                    -----------
Net realized and unrealized gain (loss) .........................    61,269,508
                                                                    -----------
Net increase (decrease) in net assets resulting from
   operations ...................................................   $87,594,423
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                           FEBRUARY 28, 2010      YEAR ENDED
                                                                              (UNAUDITED)      AUGUST 31, 2009
                                                                           -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................      $ 26,324,915       $ 48,553,472
      Net realized gain (loss) from investments, foreign currency
         transactions and swap contracts ...............................        18,991,040          4,133,070
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies .............................        42,278,468        (14,654,911)
                                                                              ------------       ------------
         Net increase (decrease) in net assets resulting from
            operations .................................................        87,594,423         38,031,631
                                                                              ------------       ------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency gains ....       (26,036,366)       (64,461,309)
      Net realized gains ...............................................        (3,540,946)        (3,730,301)
                                                                              ------------       ------------
   Total distributions to shareholders .................................       (29,577,312)       (68,191,610)
                                                                              ------------       ------------
         Net increase (decrease) in net assets .........................        58,017,111        (30,159,979)
Net assets:
   Beginning of period .................................................       653,992,145        684,152,124
                                                                              ------------       ------------
   End of period .......................................................      $712,009,256       $653,992,145
                                                                              ------------       ------------
Undistributed net investment income included in net assets:
   End of period .......................................................      $  9,069,373       $  8,780,824
                                                                              ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange


                             20 | Semiannual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.


                             Semiannual Report | 21

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral.

At February 28, 2010, the Fund holds $2,060,000 in cash as collateral for derivatives. Unrestricted cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             22 | Semiannual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). During the periods ended February 28, 2010 and August 31, 2009 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2010, the Fund had repurchased a total of 610,500 shares. During the periods ended February 28, 2010 and August 31, 2009, there were no shares repurchased.


                             Semiannual Report | 23

Templeton Emerging Markets Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      0.850%          Up to and including $1 billion
      0.830%          Over $1 billion, up to and including $5 billion
      0.810%          Over $5 billion, up to and including $10 billion
      0.790%          Over $10 billion, up to and including $15 billion
      0.770%          Over $15 billion, up to and including $20 billion
      0.750%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $1,231,202 expiring in 2017.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized currency losses of $7,025,551.


                             24 | Semiannual Report

Templeton Emerging Markets Income Fund

5. INCOME TAXES (CONTINUED)

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..............................   $666,087,566
                                                     ============
Unrealized appreciation ..........................   $ 63,535,582
Unrealized depreciation ..........................    (30,712,848)
                                                     ------------
Net unrealized appreciation (depreciation) .......   $ 32,822,734
                                                     ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, and tax straddles.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $70,997,724 and $71,309,885, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At February 28, 2010, the Fund had 54.89% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 25

Templeton Emerging Markets Income Fund

10. OTHER DERIVATIVE INFORMATION

At February 28, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                             ASSET DERIVATIVES                           LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS           ------------------------------------------   ------------------------------------------
NOT ACCOUNTED FOR AS              STATEMENT OF ASSETS AND      FAIR VALUE     STATEMENT OF ASSETS AND       FAIR VALUE
HEDGING INSTRUMENTS                 LIABILITIES LOCATION         AMOUNT         LIABILITIES LOCATION          AMOUNT
--------------------           -----------------------------   ----------   -----------------------------   ----------
Interest rate contracts ....   Unrealized appreciation on                   Unrealized depreciation on
                               swap contracts                  $1,965,106   swap contracts                  $       --
Foreign exchange
   contracts ...............   Unrealized appreciation on                   Unrealized depreciation on
                               forward exchange contracts       1,161,569   forward exchange contracts       3,237,447

For the period ended February 28, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                              CHANGE IN
                                                                                              UNREALIZED       AVERAGE
                                                                                             APPRECIATION      AMOUNT
DERIVATIVE CONTRACTS                                                       REALIZED GAIN    (DEPRECIATION)   OUTSTANDING
NOT ACCOUNTED FOR AS                         STATEMENT OF                  (LOSS) FOR THE      FOR THE        DURING THE
HEDGING INSTRUMENTS                      OPERATIONS LOCATIONS                  PERIOD           PERIOD          YEAR(a)
--------------------           -----------------------------------------   --------------   --------------   -----------
Interest rate contracts ...    Net realized gain (loss) from swap
                               contracts / Net change in unrealized
                               appreciation (depreciation) on
                               investments                                   $3,649,134      $(2,798,566)     2,338,288
Foreign exchange
   contracts .............     Net realized gain (loss) from foreign
                               currency transactions / Net change in
                               unrealized appreciation (depreciation)
                               on translation of other assets and
                               liabilities denominated in foreign
                               currencies                                     1,046,104       (5,076,886)    148,303,421

(a) Represents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                             26 | Semiannual Report

Templeton Emerging Markets Income Fund

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                              LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                            -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
      Bonds .............................   $        --   $679,707,374     $--     $679,707,374
      Short Term Investments ............    19,202,926             --      --       19,202,926
                                            -----------   ------------     ---     ------------
      Total Investments in Securities ...   $19,202,926   $679,707,374     $--     $698,910,300
                                            ===========   ============     ===     ============
      Forward Exchange Contracts ........   $        --   $  1,161,569     $--     $  1,161,569
      Swaps .............................            --      1,965,106      --        1,965,106
LIABILITIES:
   Forward Exchange Contracts ...........            --      3,237,447      --        3,237,447

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.


                             Semiannual Report | 27

Templeton Emerging Markets Income Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

BRL - Brazilian Real
EUR - Euro
GHS - Ghana Cedi
IDR - Indonesian Rupiah
LKR - Sri Lankan Rupee
MXN - Mexican Peso
PLN - Polish Zloty

SELECTED PORTFOLIO

FRN - Floating Rate Note
GDP - Gross Domestic Product

COUNTERPARTY

BZWS - Barclays Bank PLC
CITI - Citibank, Inc.
DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA, N.A.
JPHQ - JP Morgan Chase & Co.
MLCO - Merrill Lynch & Co., Inc.
UBSW - UBS AG


                             28 | Semiannual Report

Templeton Emerging Markets Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 26, 2010

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 26, 2010. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Frank A. Olson, Charles B. Johnson, Gregory E. Johnson and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2010. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five Trustees:

                                                       % OF                                % OF
                                                      SHARES                              SHARES
                                           % OF      PRESENT                  % OF       PRESENT
                                       OUTSTANDING     AND                 OUTSTANDING     AND
                             FOR          SHARES      VOTING    WITHHELD      SHARES      VOTING
                          ----------   -----------   -------   ---------   -----------   -------
TERM EXPIRING 2013
Frank J. Crothers .....   42,952,552      90.73%      97.46%   1,117,609      2.36%       2.54%
Frank A. Olson ........   42,750,368      90.31%      97.01%   1,319,793      2.79%       2.99%
Charles B. Johnson ....   42,754,670      90.32%      97.02%   1,315,491      2.78%       2.98%
Gregory E. Johnson ....   42,834,380      90.48%      97.20%   1,235,781      2.61%       2.80%
Term Expiring 2011
J. Michael Luttig .....   42,912,212      90.65%      97.37%   1,157,949      2.45%       2.63%

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010:

                                % OF        % OF
                             OUTSTANDING    VOTED
              SHARES VOTED      SHARES     SHARES
              ------------   -----------   ------
For .......    43,403,363       91.69%      98.49%
Against ...       374,105        0.79%       0.85%
Abstain ...       292,692        0.62%       0.66%
               ----------       -----      ------
Total .....    44,070,160       93.10%     100.00%

* Ann Torre Bates, David W. Niemiec, Larry D. Thompson, Robert E. Wade, Harris J. Ashton, Edith E. Holiday and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                             Semiannual Report | 29

Templeton Emerging Markets Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA, 15252-8015, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify The Bank of New York Mellon (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.


                             30 | Semiannual Report

Templeton Emerging Markets Income Fund

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358015, Pittsburgh, PA, 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                             Semiannual Report | 31

Templeton Emerging Markets Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. The service provides shareholder with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' website at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                             32 | Semiannual Report

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2009. Additionally, the Fund expects to file, on or about April 30, 2010, such certifications with its Form N-CSRS for the six months ended February 28, 2010.


                             Semiannual Report | 33

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENT (R) LOGO)          100 Fountain Parkway
                                                  P.O. Box 33030
                                                  St. Petersburg, FL  33733-8030

SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION
(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTEI S 04/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit  Committee are: Frank J.  Crothers,  David W. Niemiec,  Ann
     Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND


By /s/LAURA F. FERGERSON
-----------------------------
  Laura F. Fergerson
  Chief Executive Officer -
  Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
-----------------------------
  Laura F. Fergerson
  Chief Executive Officer -
  Finance and Administration

Date:  April 27, 2010


By /s/MARK H. OTANI
-------------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer

Date:  April 27, 2010